SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 23, 2002

                           Instinet Group Incorporated

               (Exact Name of Registrant as Specified in Charter)



          Delaware                     000-32717               13-4134098
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                 Number)            Identification No.)

3 Times Square, New York, New York                                10036
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

(a) In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 is effective for fiscal years beginning after December 15, 2001. We adopted this statement on January 1, 2002. SFAS No. 142 requires that goodwill no longer be amortized to earnings, but instead be periodically reviewed for impairment. Impairment is deemed to exist when the carrying value of goodwill is greater than its implied fair value. Fair value is determined based upon the discounted cash flows of the businesses. Should the review indicate that goodwill is impaired, the Company's carrying value of goodwill would be reduced by the estimated shortfall of the discounted cash flows. This methodology differs from our previous policy, as permitted under accounting standards existing before SFAS 142, of using undiscounted cash flows of the businesses acquired over its estimated life. We completed our transitional review of goodwill which resulted in a cumulative effect of a change in accounting principle of $18.6 million, net of tax, for the three months ended March 31, 2002, which is disclosed in our quarterly report on Form 10-Q for the quarterly period ended March 31, 2002.

Goodwill existing as of June 30, 2001 was amortized until December 31, 2001. For goodwill arising from acquisitions after June 30, 2001, we did not amortize goodwill but reviewed it for impairment based upon the undiscounted cash flows of the businesses acquired over its estimated useful life for the period ended December 31, 2001, after which we changed its accounting policy as described above.

SFAS 142 also requires that a company disclose in its annual and quarterly financial statements (e.g., Form 10-K and 10-Q) for the year in which FAS 142 is adopted net income adjusted to exclude amortization expense recognized in those periods related to goodwill that is no longer being amortized, in addition to a reconciliation of reported net income to the adjusted net income and adjusted earnings per share for any preceding years presented for comparative purposes. As we adopted SFAS 142 on January 1, 2002, we were not required to disclose comparative information on our Annual Report on Form 10-K for the year ended December 31, 2001. We are now disclosing the required comparative information in connection with certain registration statements, which will incorporate by reference this filing on Form 8-K.

(b) On July 22, 2002, we issued a press release announcing our second quarter 2002 results. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) The selected consolidated financial data set forth below should be read together with our financial statements and the related notes and the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The information as of and for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 set forth below was derived from our audited consolidated financial statements and related notes. The information as of and for the three months ended March 31, 2002 and 2001 set forth below was derived from our unaudited consolidated financial statements and the related notes. This unaudited information, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of our financial position and results of operations for these periods. Interim financial results are not necessarily indicative of results of any future period.

         The historical financial information may not be indicative of our future performance and does not reflect what our financial position and results of operations would have been had we operated as a separate, stand-alone entity during 2000, 1999, 1998 and 1997.


                                      Three Months
                                     Ended March 31,                               Year Ended December 31,
                                  ---------------------       ------------------------------------------------------------------
                                    2002          2001         2001           2000           1999           1998            1997
                                    ----          ----         ----           ----           ----           ----            ----
                                                                    (in thousands, other than share and per share data)
Statement of Income Data:
Revenues:
  Transaction fees................$266,989     $415,463    $1,427,687    $1,385,509       $936,958       $821,757        $693,749
  Interest........................   9,104       12,807        51,085        40,471         23,916         21,587          17,357
  Investments.....................  (5,714)       2,405        17,687         9,059          8,570         (1,175)          3,542
                                  --------      -------      ---------     ---------       -------        -------         -------
      Total revenues.............. 270,379      430,675     1,496,459     1,435,039        969,444        842,169         714,648
  Expenses:(1)
  Compensation and benefits.......  92,182      133,785       433,363       412,391        257,491        205,970         169,849
  Communications and equipment....  35,498       45,391       163,594       153,735         92,322         73,065          59,096
  Soft dollar and commission
    recapture.....................  53,591       56,053       220,050       180,035         89,469         80,339          63,317

  Brokerage, clearing and
    exchange fees.................  37,567        6,734       146,699       137,446         78,966         67,766          48,855
  Depreciation and
    amortization..................  20,163       19,502        84,088        77,721         71,206         64,502          50,014
  Professional fees...............   5,227       15,684        41,623        95,256         62,737         24,182          14,305
  Occupancy.......................  14,153       10,890        52,771        38,250         27,096         22,935          24,560
  Marketing and business
    development...................   3,512       10,154        22,493        32,679         23,447          9,767           9,262
  Broker-dealer rebates...........   3,291           --            --            --             --             --              --
  Other...........................  15,733       13,003        55,846        42,916         32,337         20,337          20,997
  Restructuring...................  15,030           --        24,378            --             --             --              --
  Loss of fixed assets at
    World Trade Center............      --           --        20,346            --             --             --              --
  Insurance recovery of fixed
    assets lost...................      --           --       (21,000)           --             --             --              --
                                  --------      -------      ---------     ---------       -------        -------         -------
      Total expenses.............. 295,947      341,196      1,244,251     1,170,429       735,071        568,863         460,255
                                  --------      -------      ---------     ---------       -------        -------         -------

Income/(loss) before income
   taxes and cumulative effect
   of change in accounting
   principle...................... (25,568)      89,479       252,208       264,610        234,373        273,306         254,393
Provision for/(benefit from)
   income taxes...................  (9,527)      39,371       107,441       116,428         98,255        113,409         113,154
                                  --------      -------      ---------     ---------       -------        -------         -------
      Net income/(loss)
         before cumulative effect
         of change in accounting
         principle................ (16,041)      50,108       144,767       148,182        136,118        159,897         141,239
Cumulative effect of change in
   accounting principle........... (18,642)          --            --            --             --             --              --
                                  --------      -------      ---------     ---------       -------        -------         -------
      Net income/(loss)...........$(34,683)      50,108      $144,767      $148,182       $136,118       $159,897        $141,239
                                  ========      =======      =========     =========       =======        =======         =======

Earnings/(loss) per share -
basic and
  diluted:
      Income/(loss) before
      cumulative effect of change
      accounting
       in principle...............  $(0.06)       $0.24         $0.63         $0.72(2)       $0.66(2)       $0.77(2)        $0.68(2)
      Cumulative effect of
      change in accounting
      principle...................   (0.08)          --            --            --             --             --              --
                                  --------      -------      ---------     ---------       -------        -------         -------
Net earnings/(loss) per share.....  $(0.14)       $0.24         $0.63         $0.72(2)       $0.66(2)       $0.77(2)        $0.68(2)

Weighted average shares
outstanding:
  Outstanding-- basic..........248,730,356  206,900,000   230,561,134   206,900,000(2) 206,900,000(2) 206,900,000(2)  206,900,000(2)
  Outstanding-- diluted........248,730,356  206,900,000   230,564,476   206,900,000(2) 206,900,000(2) 206,900,000(2)  206,900,000(2)

-------------------------

(1) The expenses in various categories in this table include costs we incurred in developing our fixed income securities business and a retail brokerage capability. These costs totaled $11.1 million and $18.3 million in the first three months of 2002 and 2001, respectively and $49.3 million in 2001, $118.8 million in 2000, $51.1 million in 1999 and $13.4 million in 1998. In December 2000, we decided not to launch our retail brokerage operation, and on May 3, 2002, we closed our fixed income trading platform.

(2) Calculated based on the number of common shares that would have been held by Reuters after giving effect to a return of capital payment of $150 million to Reuters and our conversion from a limited liability company to a corporation, which is pushed back for EPS calculation purposes.


                           Three Months
                          Ended March 31                    Year Ended December 31,
                          --------------                    -----------------------
                             2001/2002       2000/2001     1999/2000      1998/1999     1997/1998
                             ---------      ----------    ----------     ----------    ----------
Growth rates:
  Total revenue...........     (37.2)%          4.3%         48.0%          15.1%         17.8%
  Total expenses(1).......     (13.3)           6.3          59.2           29.2          23.6
  Net income..............    (169.2)          (2.3)          8.9          (14.9)         13.2

-------------------------

(1) Includes costs we incurred in developing our fixed income securities business and a retail brokerage capability. These costs totaled $11.1 million and $18.3 million in the first three months of 2002 and 2001, respectively and $49.3 million in 2001, $118.8 million in 2000, $51.1 million in 1999 and $13.4 million in 1998. In December 2000, we decided not to launch our retail brokerage operation, and on May 3, 2002, we closed our fixed income trading platform.

                                        March 31,                           December 31,
                                        ---------    -------------------------------------------------------
                                          2002        2001       2000       1999          1998         1997
                                          ----        ----       ----       ----          ----         ----
Statement of Financial Condition Data:
Cash and cash equivalents..........      $522,479   $703,678   $415,199   $349,522      $339,281    $245,060
Securities owned, at market  value.       357,768    236,007    185,121    214,625       190,393     144,862
Receivable from broker-dealers.....       193,658    421,196    660,319    434,995       139,838      74,876
Receivable from customers..........        86,607     68,280    149,080    110,006        37,555      37,969
Total assets.......................     2,662,729  2,994,841  2,440,424  1,747,470     1,155,576     840,131
Stockholders' equity...............     1,429,698  1,462,509    927,336    778,842       703,022     540,637


                                                Three Months Ended
                                                      March 31,                   Year Ended December 31,
                                                      ---------                   -----------------------
                                                   2002      2001      2001      2000      1999      1998      1997
                                                   ----      ----      ----      ----      ----      ----      ----
Other Data:
Instinet's Nasdaq share volume (millions).......  12,043    20,053     65,893   57,390    35,211    28,653    25,690
Instinet's U.S. exchange-listed share volume
    (millions)..................................   3,117     2,689     11,016    9,321     5,935     5,078     3,194
                                                  ------    ------     ------   ------    ------    ------    ------
Instinet's total U.S. share volume (millions)...  15,160    22,742     76,909   66,711    41,146    33,731    28,884
Instinet's U.S. equity transaction volume
    (thousands).................................  18,953    27,488     98,346   82,437    44,902    26,800    20,450
Instinet's international equity transaction
    volume (thousands)..........................   1,957     1,702      7,685    5,181     2,827     1,334       567
                                                  ------    ------     ------   ------    ------    ------    ------
Instinet's total equity transaction volume
    (thousands).................................  20,910    29,190    106,031   87,618    47,729    28,133    21,017
Instinet's average equity transactions per day..     349       471        428      348       189       112        83


                                                    Three
                                                    Months
                                                 Ended March 31,                Year Ended December 31,
                                                 -------------- ---------------------------------------------------
                                                  2001/2002     2000/2001     1999/2000     1998/1999     1997/1998
                                                  ---------     ---------     ---------     ---------     ---------
Growth rates:
Instinet's Nasdaq share volume.................      (39.9)%        14.8%         63.0%         22.9%         11.5%
Instinet's U.S. exchange-listed share volume...       15.9          18.2          57.1          16.9          59.0
Instinet's total U.S. share volume.............      (33.3)         15.3          62.1          22.0          16.8
Instinet's U.S. equity transaction volume......      (31.0)         19.3          83.6          67.5          31.1
Instinet's international equity transaction           15.0          48.3          83.3         111.9         135.3
volume.........................................
Instinet's total equity transaction volume.....      (28.4)         21.0          83.6          69.7          33.9
Instinet's average equity transactions per day.      (25.9)         23.0          84.1          68.8          34.9

         For comparative purposes, the following table reflects our results adjusted as though we had adopted SFAS 142 on January 1, 1999 and had not amortized goodwill:

                                                 Three Months Ended
                                                       March 31,               Year Ended December 31,
                                                 ------------------         -----------------------------
                                                    2002        2001        2001         2000        1999
                                                    ----        ----        ----         ----        ----
Net income/(loss), as reported.................  $(34,683)     $50,108    $144,767     $148,182    $136,118
Goodwill amortization..........................        --        2,011       8,110        7,505       4,616
Tax effect.....................................        --         (356)     (1,376)      (1,185)         --

Net income/(loss), as adjusted.................  $(34,683)     $51,763    $151,501     $154,502    $140,734

Basic and diluted earnings/(loss) per share,       $(0.14)       $0.24       $0.63        $0.72       $0.66
as reported....................................
Basic and diluted earnings/(loss) per share,
as adjusted....................................    $(0.14)       $0.25       $0.66        $0.75       $0.68


(c) Exhibits

         Number                    Description

         99.1 News Release of Instinet Group Incorporated issued July 22, 2002: Instinet Announces Second Quarter 2002 Results.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                           INSTINET GROUP INCORPORATED
                                   Registrant


Date: July 23, 2002

                                   By: /s/ Mark Nienstedt
                                       -----------------------------------------
                                       Mark Nienstedt
                                       Acting President and Chief Executive
                                       Officer, and Chief Financial Officer, and
                                       Director

                                 Exhibit Index

99.1 News Release of Instinet Group Incorporated issued July 22, 2002: Instinet Announces Second Quarter 2002 Results.